Exhibit 10.1

AMENDMENT NO. 4 TO ASSET-BASED REVOLVING CREDIT AGREEMENT AND

AMENDMENT NO. 2 TO PLEDGE AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 TO ASSET BASED REVOLVING CREDIT Agreement AND AMENDMENT NO. 2 TO PLEDGE AND SECURITY AGREEMENT is entered into as of October 3, 2017 (this “Amendment”) by and among Warrior Met Coal, Inc., a Delaware corporation (f/k/a Warrior Met Coal, LLC, a Delaware limited liability company) (“Holdings”), certain of its subsidiaries identified therein as borrowers (together with Holdings, each a “Borrower” and collectively, the “Borrowers”), each lender from time to time party to the Credit Agreement (the “Lenders”) and Citibank, N.A., as administrative agent and collateral agent (in such capacities, including any successor thereto, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, Holdings, certain of its subsidiaries, the Lenders and the Administrative Agent are parties to that certain Asset-Based Revolving Credit Agreement, dated as of April 1, 2016 (as amended by (i) that certain Amendment No. 1 to Asset-Based Revolving Credit Agreement, dated as of January 23, 2017, (ii) that certain Amendment No. 2 to Asset-Based Revolving Credit Agreement, dated as of March 24, 2017, (iii) that certain Amendment No. 3 to Asset-Based Revolving Credit Agreement and Amendment No. 1 to Pledge and Security Agreement, dated as of May 15, 2017, and (iv) as further amended, restated, supplemented, and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, Holdings, certain of its subsidiaries, the Lenders and the Administrative Agent are parties to that certain Pledge and Security Agreement, dated as of April 1, 2016 (as amended, restated, supplemented, and/or otherwise modified from time to time prior to the date hereof, the “Security Agreement” and as amended by (i) that certain Amendment No. 3 to Asset-Based Revolving Credit Agreement and Amendment No. 1 to Pledge and Security Agreement, dated as of May 15, 2017, and (ii) as further amended by this Amendment, the “Amended Security Agreement”); capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Amended Credit Agreement or the Amended Security Agreement, as applicable;

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement and the Security Agreement as provided herein;

WHEREAS, pursuant to such request, the Administrative Agent and the undersigned Lenders, constituting the Required Lenders, are willing to amend the terms of the Credit Agreement and the Security Agreement, in each case, subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment, the Amended Credit Agreement and the Amended Security Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Amendments.

(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

““ABL Intercreditor Agreement” shall mean the an intercreditor agreement in form and substance reasonably satisfactory to the Loan Parties, the Administrative Agent and any other representative (as described therein) from time to time party thereto.”

““Fourth Amendment Effective Date” means October 3, 2017”

(b)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Loan Documents” in its entirety as follows:

““Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Collateral Documents, (d) each Issuer Document, (e) each Secured Hedge Agreement, (f) each Secured Cash Management Agreement and (g) the ABL Intercreditor Agreement.”

(c)    Section 5.03(b)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(iii) the perfection of the Liens created under the Collateral Documents (subject to the terms, conditions and priorities set forth in the ABL Intercreditor Agreement), except for (x) those approvals, consents, exemptions, authorizations or other actions which have already been obtained, taken, given or made and are in full force and effect, and (y) any filings required to perfect the Liens created under the Collateral Documents.”

(d)    Section 7.01 of the Credit Agreement is hereby amended by (1) deleting “and” immediately after clause (s) thereof, (2) re-ordering clause (t) thereof as a new clause (u), and (3) adding the following as a new clause (t):

“(t)    Liens on securing Indebtedness permitted by Section 7.02(m), which Liens shall be subject to the ABL Intercreditor Agreement; and”.

(e)    Section 7.02 of the Credit Agreement is hereby amended by (1) deleting “and” immediately after clause (l) thereof, (2) re-ordering clause (m) thereof as a new clause (n), and (3) adding the following as a new clause (m):

“(m)    Indebtedness in an aggregate principal amount not to exceed $500,000,000 at any time outstanding (and any Refinancing Indebtedness incurred in respect thereof), which Indebtedness may be unsecured or secured by a Lien on (x) the Non-ABL Priority Collateral, which Lien shall rank pari passu or senior to the Administrative Agent’s Lien securing the Obligations and (y) the ABL Priority Collateral, which Lien shall rank junior to the Administrative Agent’s Lien securing the Obligations, in each, pursuant to the ABL Intercreditor Agreement; and”.

(f)    Section 7.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Enter into any Contractual Obligation (other than this Agreement, any other Loan Document or any agreement, document or instrument evidencing or entered into in connection with Indebtedness permitted under Section 7.02(m)) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Borrowers or any Guarantor or to otherwise transfer property to or invest in the Borrowers or any Guarantor, unless such Contractual Obligations could not reasonably be expected to materially hinder the Borrowers’ ability to meet their obligations under this Agreement.”

(g)    The first paragraph of Section 8.02(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions, subject to the terms of the ABL Intercreditor Agreement:”

(h)    Section 11 of the Credit Agreement is hereby amended by adding Section 11.24 immediately after Section 11.23 as follows:

“Section 11.24. Terms of ABL Intercreditor Agreement. Each Lender understands, acknowledges and agrees that Liens shall be created on the Collateral pursuant to the ABL Loan Documents, which Liens shall be subject to terms, conditions and priorities set forth in the ABL Intercreditor Agreement. Pursuant to the terms of the ABL Intercreditor Agreement, in the event of any conflict between the terms of the ABL Intercreditor Agreement and any of the Loan Documents, the provisions of the ABL Intercreditor Agreement shall govern and control. Each Lender authorizes and instructs the Administrative Agent and the Collateral Agent to enter into the ABL Intercreditor Agreement on behalf of the Lenders, and to take all actions (and execute all documents) required (or deemed advisable) by it in accordance with the terms of the ABL Intercreditor Agreement.”

(i)    Section 3.01 of the Security Agreement is hereby amended and restated in its entirety as follows:

“Subject to the terms, conditions and priorities set forth in the ABL Intercreditor Agreement, this Security Agreement is effective to create a legal, valid and enforceable fully perfected Lien on and security interest in favor of Agent for the ratable benefit of the Secured Parties, in all Collateral, subject, for the following Collateral, to the occurrence of the following: (a) in the case of all Collateral in which a security interest may be perfected by filing a financing statement, or a similar document, under the UCC or other applicable Law, the filings of the appropriate financing statements or a similar document with the Secretary of State of the state of organization of such Grantor or the other filing office, in each case, as set forth in Schedule 1(a) of the Perfection Certificate or any Perfection Certificate Supplement, against such Grantor, subject, as to enforceability, to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and fair dealing, (b) with respect to any Deposit Account, Securities Account or Commodities Account, the execution of Blocked Account Agreements and (c) with respect to any Pledged Collateral constituting a Certificated Security or promissory note, the possession of such Certificated Security or promissory note, as applicable, by Agent together with instruments of transfer providing for endorsement or assignment in blank thereof in favor of the Agent.”

(j)    Section 3.08(d) of the Security Agreement is hereby amended and restated in its entirety as follows:

“Subject to the terms, conditions and priorities set forth in the ABL Intercreditor Agreement, upon filing of appropriate financing statements with the Secretary of State of the state of organization (or any other comparable filing office) of such Grantor and the filing of this Security Agreement (or a fully executed short form Intellectual Property Security Agreement in form and substance reasonably satisfactory to the Agent) with the United States Copyright Office or the United States Patent and Trademark Office, as applicable, the Agent shall have a fully perfected Lien on the Collateral constituting Patents, Trademarks and Copyrights under the UCC and the laws of the United States or any applicable foreign jurisdiction for the ratable benefit of the Secured Parties, in each case, to the extent a security interest can be perfected by such filings, and such perfected security interests shall be enforceable as such as against any and all creditors of and purchasers from the Grantors, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and fair dealing.”

(k)    Section 3.09(c)(v) of the Security Agreement is hereby amended and restated in its entirety as follows:

“(v) subject to the terms, conditions and priorities set forth in the ABL Intercreditor Agreement, all certificates or instruments representing or evidencing the Pledged Collateral, which is required to be delivered pursuant to Section 4.02 hereof, have been delivered to the Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Agent has a perfected security interest therein,”

(l)    The first sentence of Section 4.01(a) of the Security Agreement is hereby amended and restated in its entirety as follows:

“Subject to the terms, conditions and priorities set forth in the ABL Intercreditor Agreement, each Grantor hereby authorizes the Agent to file, and, if requested, agrees to execute and deliver to the Agent, all financing statements or any similar documents, in form appropriate for filing under the UCC or the applicable Law of the relevant jurisdiction, and other documents and take such other actions as may from time to time be reasonably requested by the Agent in order to establish and maintain a valid, enforceable (subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and fair dealing) and perfected security interest in and, with respect to Pledged Collateral to the extent required under Section 4.02, Control of, the Collateral.”

(m)    Section 4.01(d) of the Security Agreement is hereby amended and restated in its entirety as follows:

“Subject to the terms, conditions and priorities set forth in the ABL Intercreditor Agreement, each Grantor agrees to furnish to the Agent prompt written notice of any change (and in any event not later than five (5) Business Days after such change) in: (i) such Grantor’s legal name; (ii) such Grantor’s identity or corporate structure, (iii) such Grantor’s jurisdiction of incorporation or formation or (iv) such Grantor’s Federal Taxpayer Identification Number (or other comparable identification number) or organizational identification number assigned to it by its jurisdiction of incorporation or formation to the extent required to be set forth on financing statements under the applicable UCC and, in each case, shall promptly make all filings required under the UCC or other applicable Law and take all other actions reasonably requested by the Agent and deemed by the Agent to be necessary or reasonable and appropriate to ensure that the Agent shall continue at all times following such change to have a valid, legal, enforceable (subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and fair dealing) and perfected Lien in such Collateral for its benefit and the benefit of the other Secured Parties.”

(n)    Section 4.04 of the Security Agreement is hereby amended and restated in its entirety as follows:

“Subject to the terms, conditions and priorities set forth in the ABL Intercreditor Agreement, after the Closing Date, on or prior to 45 days following the date of such acquisition (or such later date as may be acceptable to the Agent in its reasonable discretion), each Grantor shall notify the Agent of any Commercial Tort Claim having a value of $250,000 or more, individually or in the aggregate with all Commercial Tort Claims of any Grantor (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) acquired by it, together with a Perfection Certificate Supplement including an update to Schedule 6 of the Perfection Certificate describing the details thereof, and such Commercial Tort Claims shall automatically be subject to a first priority security interest of the Agent therein and in the Proceeds thereof, all upon the terms of this Security Agreement.”

(o)    Section 4.10(b) of the Security Agreement is hereby amended and restated in its entirety as follows:

“Subject to the terms, conditions and priorities set forth in the ABL Intercreditor Agreement, if any Equipment or Inventory with a value of $1,500,000 or more is in possession or control of any warehouseman, bailee or other third party (other than a Consignee under a Consignment for which such Grantor is the Consignor), each Grantor shall join with the Agent in notifying the third party of the Agent’s security interest and using its commercially reasonable efforts to obtain the consent of such third party pursuant to a Landlord Lien Waiver to permit the Agent to have access to Equipment or Inventory for purposes of inspecting such Collateral or, following an Event of Default, to remove same from such premises if the Agent so elects; and with respect to any Goods subject to a Consignment for which such Grantor is the Consignor, Grantor shall file appropriate financing statements against the Consignee and take such other action as may be necessary to ensure that the Grantor has a perfected security interest in such Goods; and”.

SECTION 2    Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders, as of the Fourth Amendment Effective Date, that:

(a)    No Default. Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(b)    Representations and Warranties True and Correct. Immediately after giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, such representation or warranty shall be true and correct in all respects) with the same effect as if made on the Fourth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, such representation or warranty shall be true and correct in all respects) as of such earlier date.

SECTION 3.    Effectiveness. This Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) on which the Administrative Agent shall have received:

(a)    a signed counterpart of this Amendment from each Loan Party and each Lender;

(b)    no Default or Event of Default shall have occurred and be continuing, or would result from, the consummation of the transactions contemplated by this Amendment (including any Credit Extension to be made on the Fourth Amendment Effective Date and the application of the proceeds thereof);

(c)    the representations and warranties of each Loan Party and its Subsidiaries contained in this Amendment and each other Loan Document, shall be true and correct in all material respects (or, if such representation or warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) on and as of the Fourth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, if such representation or warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) as of such earlier date; and

(d)    a certificate signed by a Responsible Officer of Holdings certifying that the conditions set forth in Sections 3(b) and 3(c) have been satisfied as of such date.

SECTION 4.    Reaffirmation and Consent.

(a)    Each Loan Party hereby consents to the execution, delivery and performance of this Amendment and agrees that each reference to the Credit Agreement or to the Security Agreement in the Loan Documents shall, on and after the Fourth Amendment Effective Date, be deemed to be a reference to the Amended Credit Agreement or the Amended Security Agreement, respectively.

(b)    Each Guarantor party hereto hereby consents to the terms and conditions of this Amendment, the Amended Credit Agreement and the Amended Security Agreement.

(c)    Each Borrower and each Guarantor hereby acknowledges and agrees that (i) all of its respective obligations and liabilities under the Credit Agreement and the Security Agreement, as applicable, are reaffirmed, and remain in full force and effect, and (ii) after giving effect to this Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment, are reaffirmed, and remain in full force and effect.

(d)    Each Loan Party hereby irrevocably and unconditionally ratifies and reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Amended Credit Agreement, and shall continue to secure the Obligations, in each case, on and subject to the terms and conditions set forth in the Amended Credit Agreement, the Amended Security Agreement and the other Loan Documents.

(e)    Nothing in this Section 4 shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.

SECTION 5    Costs and Expense. Each Borrower hereby reconfirms its obligations pursuant to Section 11.04(a) of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

SECTION 6    No Waiver; Continuing Effect. This Amendment shall be effective only in this specific instance for the specific purpose set forth herein. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein shall continue to secure the payment of all Obligations of the Loan Parties, as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Credit Agreement or any other Loan Document and the Administrative Agent and the Lenders expressly reserve all of their rights and remedies under the Credit Agreement and the other Loan Documents, under applicable law or otherwise. This Amendment shall constitute a Loan Document.

SECTION 7.    Governing Law; etc. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions in Sections 11.14(b), 11.14(c) and 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 8.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.    Headings. Section headings in this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 10.    Binding Effect; Illegality. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders and their respective successors and assigns in accordance with the terms of the Amended Credit Agreement. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

SECTION 11.    No Novation. Neither this Amendment nor the Amended Credit Agreement shall constitute a novation of the Credit Agreement or any of the Obligations thereunder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS AND GUARANTORS:

WARRIOR MET COAL, INC.
WARRIOR MET COAL GAS, LLC
WARRIOR MET COAL MINING, LLC
WARRIOR MET COAL TRI, LLC
WARRIOR MET COAL BCE, LLC
WARRIOR MET COAL LAND, LLC
WARRIOR MET COAL WV, LLC
WARRIOR MET COAL LA, LLC,

By:	/s/ Dale W. Boyles
	Name:	Dale W. Boyles
	Title:	Chief Financial Officer

WARRIOR MET COAL INTERMEDIATE HOLDCO, LLC
By:	Warrior Met Coal, Inc., its sole member and manager

By:	/s/ Dale W. Boyles
	Name:	Dale W. Boyles
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 4 to ABL Credit Agreement]

CITIBANK, N.A., as Administrative Agent, a Lender, L/C Issuer and Swingline Lender

By:	/s/ Allister Chan
	Name:	Allister Chan
	Title:	Vice President

[Signature Page to Amendment No. 4 to ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ William O’Daly
	Name:	William O’Daly
	Title:	Authorized Signatory

By:	/s/ Lingzi Huang
	Name:	Lingzi Huang
	Title:	Authorized Signatory

[Signature Page to Amendment No. 4 to ABL Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Pat Layton
	Name:	Pat Layton
	Title:	Vice President

[Signature Page to Amendment No. 4 to ABL Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ John Bruzzese
	Name:	John Bruzzese
	Title:	Attorney In Fact

[Signature Page to Amendment No. 4 to ABL Credit Agreement]

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Sarah Yates
	Name:	Sarah Yates
	Title:	Vice President

[Signature Page to Amendment No. 4 to ABL Credit Agreement]